Property, Plant, and Equipment, Net	12 Months Ended
Dec. 31, 2016
Property Plant And Equipment [Abstract]
Property, Plant, and Equipment, Net

Note 7. Property, Plant, and Equipment, Net

Property, plant, and equipment, net at December 31 consisted of the following (in thousands):

	2016	2015
Machinery and equipment	$70,481	$49,078
Buildings	13,449	14,047
Leasehold improvements	16,818	14,259
Office equipment and software	6,403	3,691
Furniture	15,883	15,140
Vehicles	342	279
Construction in progress	11,592	4,660
Total	134,968	101,154
Accumulated depreciation	(43,802)	(33,422)
Property, plant and equipment, net	$91,166	$67,732

As of December 31, 2016, the Company had undertaken projects including the construction and outfitting of its second and third wind blade production facilities in Juárez, Mexico, facility improvements to certain of our wind blade production facilities, as well as the purchase of equipment and machinery across all facilities and the Corporate office.

Total depreciation for the years ended December 31, 2016, 2015 and 2014 was $12.7 million, $10.6 million and $6.7 million, respectively.

As of December 31, 2016, the cost and accumulated depreciation of property, plant and equipment that the Company is leasing under capital lease arrangements is $23.4 million and $4.4 million, respectively. As of December 31, 2015, the cost and accumulated depreciation of property, plant and equipment that the Company is leasing under capital lease arrangements is $13.8 million and $2.4 million, respectively.